METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class E and Class F

U.S. EQUITY PORTFOLIOS

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

Harris Oakmark Large Cap Value Portfolio

MetLife Stock Index Portfolio

FI Mid Cap Opportunities Portfolio

Harris Oakmark Focused Value Portfolio

MetLife Mid Cap Stock Index Portfolio

BlackRock Strategic Value Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

GLOBAL EQUITY PORTFOLIO

Morgan Stanley EAFE® Index Portfolio

EQUITY AND FIXED-INCOME PORTFOLIO

MFS® Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers® Aggregate Bond Index Portfolio

This prospectus is designed to help you decide whether to invest in the Metropolitan Series Fund, Inc. (the “Fund”) and which portfolios of the Fund best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the portfolios; (II) information about each portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

APRIL 30, 2007

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 36 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. Fifteen of these Portfolios are offered through this prospectus, but may not be offered in all Classes of shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The Harris Oakmark Focused Value Portfolio is “non-diversified.” A “non-diversified” Portfolio may hold fewer securities than the other Portfolios of the Fund. If the securities in which a “non-diversified” Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Mid Cap Opportunities Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more of the Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. Unless the subadviser has objected, this information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, a Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 30, 2006, the Russell 1000 Index included companies with capitalizations of approximately $2.0 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the subadviser believes are trading at below normal valuations. BlackRock uses a quantitative model to look for companies that are consistent with the Portfolio’s strategy. The factors employed by the model include stock valuation, quality of earnings and potential earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined—if BlackRock believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio’s benchmark, BlackRock reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

•	relative price-to-earnings and price to book ratios;

•	stability and quality of earnings;

BlackRock Large Cap Value Portfolio

•	earnings momentum and growth;

•	weighted median market capitalization of the Portfolio;

•	allocation among the economic sectors of the Portfolio as compared to its benchmark index; and

•	weighted individual stocks within the applicable index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was -5.79% for the first quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Since Inception	Inception Date
Class A	19.32%	9.96%	5-1-02
Class B	19.13%	14.95%	7-30-02
Class E	19.20%	9.79%	5-1-02
Russell 1000 Value Index	22.25%	11.56%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Large Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)(3)	0.11%	0.11%	0.11%

Total Annual Portfolio Operating Expenses(1)(2)(3)	0.81%	1.06%	0.96%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.79% for Class A shares, 1.04% for Class B shares and 0.94% for Class E shares.

(2)	In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which such expenses were incurred. The Portfolio’s Total Annual Operating Expenses shown above include 0.02%, charged to each class of the Portfolio for such deferred expenses.

(3)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$83	$259	$450	$1,002
Class B	$108	$337	$585	$1,294
Class E	$98	$306	$531	$1,178

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

BlackRock Large Cap Value Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Large Cap Value Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.1 trillion as of December 31, 2006. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio’s investment strategy and the day-to-day management of its portfolio. He has been the Portfolio’s portfolio manager since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 30, 2006, the Russell 1000 Index included companies with market capitalizations of $2.0 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.13%	1.83%	7.55%	—	—
Class B	3.89%	N/A	N/A	9.90%	7-30-02
Class E	4.00%	1.68%	N/A	-0.81%	5-1-01
Russell 1000 Growth Index	9.07%	2.69%	5.44%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses (1)(2)	0.80%	1.05%	0.95%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$82	$255	$444	$990
Class B	$107	$334	$579	$1,283
Class E	$97	$303	$525	$1,166

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

BlackRock Legacy Large Cap Growth Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Legacy Large Cap Growth Portfolio

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.1 trillion as of December 31, 2006. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey, CFA, and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of five investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

BlackRock Legacy Large Cap Growth Portfolio

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

Davis Venture Value Portfolio

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	14.58%	9.22%	10.50%	—	—
Class B	14.32%	N/A	N/A	14.38%	7-30-02
Class E	14.40%	9.04%	N/A	6.21%	2-20-01
S&P 500 Index	15.78%	6.19%	8.42%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses(1)	0.75%	1.00%	0.90%

(1)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Davis Venture Value Portfolio

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2006, Davis, together with its affiliated institutional asset management companies, managed approximately $98 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Davis Venture Value Portfolio

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective November 9, 2006, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion. Prior to November 9, 2006, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.675% for amounts over $3 billion. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization U.S. companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2006, this included companies with capitalizations of approximately $2.0 billion and above.

Harris may invest up to 20% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio’s investment objective. Harris’ value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its “best ideas” to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 40 to 70 stocks rather than hundreds.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris’ view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches 90% of Harris’ view of its estimated true business value. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings, and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•

The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 17.21% for the second quarter of 2003, and the lowest quarterly return was -16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	18.11%	6.93%	6.60%	11-9-98
Class B	17.84%	N/A	10.48%	7-30-02
Class E	17.93%	6.78%	6.87%	5-1-01
Russell 1000 Value Index	22.25%	10.86%	8.15%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)(2)	0.78%	1.03%	0.93%

(1)	Effective January 1, 2007, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this waiver was reflected in the table, the Management Fee for each class would be 0.71% and Total Annual Portfolio Operating Expenses would be 0.77% for Class A shares, 1.02% for Class B shares and 0.92% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$80	$249	$433	$966
Class B	$105	$328	$569	$1,259
Class E	$95	$296	$515	$1,143

Harris Oakmark Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Large Cap Value Portfolio

securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2006, Harris managed approximately $68.5 billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Michael J. Mangan, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. They have been responsible for its management since March 21, 2000 in the case of Mr. Nygren, since May 1, 2002 in the case of Mr. Mangan, and since May 1, 2005 in the case of Mr. Levy. Mr. Mangan is responsible for the day-to-day management of the Portfolio, including the management of cash flows, position weightings, new investment ideas and client service. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan, who joined Harris in 1997, has over fifteen years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Harris Oakmark Large Cap Value Portfolio

Effective January 1, 2007, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to January 1, 2007, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets and 0.70% for amounts over $250 million.

Effective January 1, 2007, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by certain amounts if the subadvisory fee that MetLife Advisers pays to the Portfolio’s subadviser falls below certain levels. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver.

For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $1.4 billion to $446.9 billion; however, 95% of the companies in the index had market capitalizations above $3.3 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2006 was $12.5 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

MetLife Stock Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was -17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	15.46%	5.87%	8.05%	—	—
Class B	15.19%	5.61%	N/A	2.87%	1-2-01
Class E	15.28%	5.72%	N/A	3.35%	5-1-01
S&P 500 Index	15.78%	6.19%	8.42%	—	—

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.05%		0.05%		0.05%

Total Annual Portfolio Operating Expense(2)	0.30%		0.55%		0.45%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.29%		0.54%		0.44%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each class of the Portfolio to 0.243%.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$30	$95	$168	$380
Class B	$55	$175	$306	$688
Class E	$45	$143	$251	$566

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of December 31, 2006, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.5 billion to $10.6 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2006 was $2.5 billion. As of June 30, 2006, the market capitalization of companies in the Russell Midcap Index ranged from $2.0 billion to $14.8 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $3.9 billion. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to FMR and also changed its principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 59.36% for the fourth quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Five Years	Since Inception	Inception Date
Class A	11.85%	6.02%	8.67%	3-3-97
Class B	11.56%	5.74%	-1.87%	1-2-01
Class E	11.68%	5.86%	0.33%	5-1-01
S&P MidCap 400 Index	10.31%	10.88%	13.38%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

FI Mid Cap Opportunities Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)(2)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses (1)(2)	0.74%	0.99%	0.89%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.72% for Class A shares, 0.97% for Class B shares and 0.87% for Class E shares.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$76	$237	$411	$918
Class B	$101	$315	$547	$1,213
Class E	$91	$284	$493	$1,096

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

FI Mid Cap Opportunities Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio

Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2006, FMR managed approximately $1.2 trillion in mutual fund assets. FMR and FMRC’s address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio, which he has managed since May 2004. Since joining FMR in 1995, Mr. Saperstone has worked as a research analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a “non-diversified fund,” which means that it may hold at any one time securities of fewer issuers compared to a “diversified fund.” The Portfolio could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio’s total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2006, this capitalization range was $2.0 billion to $11.1 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt. The Portfolio may also invest in foreign securities.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris considers to be the true business value presents the best opportunity to achieve the Portfolio’s investment objective.

Harris’ value strategy also emphasizes investing for the long term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount to Harris’ view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches Harris’ view of its estimated worth. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock markets or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•

The risks associated with a “non-diversified” fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	12.45%	10.46%	10.91%	—	—
Class B	12.17%	10.18%	N/A	11.37%	2-20-01
Class E	12.28%	10.29%	N/A	11.35%	5-1-01
Russell Midcap Index	15.26%	12.88%	12.14%	—	—

Harris Oakmark Focused Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)(2)	0.77%	1.02%	0.92%

(1)	Effective January 1, 2007, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If this waiver was reflected in the table, the Management Fee for each class would be 0.71% and Total Annual Portfolio Operating Expenses would be 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$246	$428	$954
Class B	$104	$325	$563	$1,248
Class E	$94	$293	$509	$1,131

Harris Oakmark Focused Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification.    Investing in a limited number of stocks may increase the volatility of the Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Focused Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Harris may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Harris cannot assure that these techniques will be effective.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2006, Harris managed approximately $68.5 billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Michael J. Mangan, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. They have been responsible for its management since May 1, 2000 in the case of Mr. Nygren, since May 1, 2005 in the case of Mr. Levy, and since December 31, 2006 in the case of Mr. Mangan. Mr. Mangan is responsible for the day-to-day management of the Portfolio. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Harris Oakmark Focused Value Portfolio

the Director of Research at Harris. Mr. Mangan, who joined Harris in 1997, has over 15 years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective January 1, 2007, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $1.5 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion. Prior to January 1, 2007, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets and 0.70% for amounts over $1 billion.

Effective January 1, 2007, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by certain amounts if the subadvisory fee that MetLife Advisers pays to the Portfolio’s subadviser falls below certain levels. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver.

For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2006, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.5 billion to $10.6 billion; however, 95% of the companies in the index had market capitalizations above $1.1 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2006 was $2.5 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was -16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	10.10%	10.50%	8.89%	7-5-00
Class B	9.83%	10.21%	9.00%	1-2-01
Class E	9.85%	10.33%	8.90%	5-1-01
S&P MidCap 400 Index	10.31%	10.88%	9.10%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses(3)	0.01%		0.01%		0.01%

Total Annual Portfolio Operating Expenses(2)(3)	0.33%		0.58%		0.48%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)(3)	0.32%		0.57%		0.47%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	Restated as if current fees had been in effect during the previous fiscal year.
(3)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$33	$105	$184	$417
Class B	$58	$185	$323	$725
Class E	$48	$153	$268	$603

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

MetLife Mid Cap Stock Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 30, 2006, the highest market capitalization of companies in the Russell 2000 Index was $2.0 billion. As of December 31, 2006, the highest capitalization of companies in the S&P SmallCap 600 Index was $3.7 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was -26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	16.73%	10.62%	14.18%	7-5-00
Class B	16.44%	10.36%	9.08%	5-1-01
Class E	16.64%	10.45%	9.16%	5-1-01
Russell 2000 Value Index	23.48%	15.37%	16.18%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)(2)	0.88%	1.13%	1.03%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.84% for Class A shares, 1.09% for Class B shares and 0.99% for Class E shares.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$90	$281	$488	$1,084
Class B	$115	$359	$622	$1,375
Class E	$105	$328	$569	$1,259

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Strategic Value Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Strategic Value Portfolio

could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.1 trillion as of December 31, 2006. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, CFA, Managing Director and Kate O’Connor, CFA, Managing Director.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Strategic Value Portfolio

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team, which consists of ten investment professionals. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.82% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2006, the highest market capitalization of companies in the Russell 2000 Index was $2.0 billion. As of the same date, the average market capitalization of companies in the Russell 2000 Index was approximately $0.8 billion. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Russell 2000 Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least ..95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was -21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	17.96%	11.02%	9.63%	11-9-98
Class B	17.58%	10.74%	9.82%	1-2-01
Class E	17.72%	10.86%	9.45%	5-1-01
Russell 2000 Index	18.37%	11.39%	10.03%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.09%		0.09%		0.09%
Acquired Fund Fees and Expenses(3)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(2)(3)	0.36%		0.61%		0.51%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)(3)	0.35%		0.60%		0.50%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(2)	Restated as if current fees had been in effect during the previous fiscal year.
(3)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$36	$115	$201	$455
Class B	$61	$194	$339	$761
Class E	$51	$163	$284	$640

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks

Russell 2000 Index Portfolio

to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio

Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies in the MSCI US Small Cap Growth Index. As of December 31, 2006, this included companies with market capitalizations of between approximately $203 million and $3.7 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company’s market capitalization has grown beyond the upper end of the range. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “bottom up” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•

Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was -24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	3.90%	5.76%	5.68%	3-3-97
Class B	3.63%	N/A	13.91%	7-30-02
Class E	3.68%	5.61%	4.28%	5-1-01
Russell 2000 Growth Index	13.35%	6.93%	5.37%	—
MSCI US Small Cap Growth Index*	12.02%	8.49%	9.62%	—

Index	since inception returns based on Class A inception date.
*	In the future, the Portfolio’s performance will be compared to the MSCI US Small Cap Growth Index instead of the Russell 2000 Growth Index. The Portfolio’s subadviser believes that the MSCI US Small Cap Growth Index better reflects the universe of securities in which the Portfolio invests.

T. Rowe Price Small Cap Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio.    This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.58%	0.83%	0.73%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver was reflected in the table, the Management Fee for each Class would be 0.50%, and Total Annual Operating Expenses would be 0.57% for Class A shares, 0.82% for Class B shares and 0.72% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$325	$728
Class B	$85	$266	$462	$1,028
Class E	$75	$234	$407	$909

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to

T. Rowe Price Small Cap Growth Portfolio

events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio

issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2006, T. Rowe Price and its affiliates had assets under management of approximately $334.7 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day

T. Rowe Price Small Cap Growth Portfolio

responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2006, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.2 billion to $235.0 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $4.0 billion. As of December 31, 2006, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MetLife Investment Advisors Company, LLC (“MLIAC”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the MSCI EAFE Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt

Morgan Stanley EAFE Index Portfolio

to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was -19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	25.72%	14.34%	7.21%	11-9-98
Class B	25.45%	14.05%	7.10%	1-2-01
Class E	25.60%	14.18%	8.96%	5-1-01
MSCI EAFE Index	26.34%	14.98%	7.71%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Morgan Stanley EAFE Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%

Total Annual Portfolio Operating Expenses(2)(3)	0.45%	0.70%	0.60%
Fee Waiver(1)	(0.01%)	(0.01%)	(0.01%)

Net Operating Expenses(1)(2)(3)	0.44%	0.69%	0.59%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

(2)	Restated as if current fees had been in effect during the previous fiscal year.

(3)	The percentage shown above for Acquired Fund Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of certain acquired funds during the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$45	$143	$251	$566
Class B	$70	$223	$389	$870
Class E	$60	$191	$334	$749

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Mr. Hu has been a portfolio manager and trader for the Portfolio since 2003. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Morgan Stanley EAFE Index Portfolio

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.30% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, under normal circumstances seeks to invest between 40% and 75% of the Portfolio’s net assets in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, and at least 25% of the Portfolio’s net assets in fixed-income senior securities. While MFS may invest the Portfolio’s assets in companies of any size, MFS generally focuses on companies with large capitalizations ($5 billion or more).

The fixed-income securities in which the Portfolio may invest include, but are not limited to, corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. Generally, substantially all of the Portfolio’s investments in debt instruments are rated investment grade. Consistent with the principal investment strategies above, the Portfolio may invest up to 10% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities. MFS may also invest the Portfolio’s assets in derivatives.

Investment Selection

MFS focuses on investing the Portfolio’s assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

MFS Total Return Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio, of large capitalization stocks, or of value stocks, in general.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	12.21%	7.34%	8.23%	—	—
Class B	11.93%	N/A	N/A	7.03%	5-1-02
Class E	12.04%	N/A	N/A	8.77%	4-26-04
Class F	N/A	N/A	N/A	8.05%	5-2-06
S&P 500 Index	15.78%	6.19%	8.42%	—	—
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%	—	—

MFS Total Return Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees(2)	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)(2)	0.05%	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)(2)	0.58%	0.83%	0.73%	0.78%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.57% for Class A shares, 0.82% for Class B shares, 0.72% for Class E shares and 0.77% for Class F shares.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$59	$186	$324	$726
Class B	$85	$265	$460	$1,025
Class E	$75	$233	$406	$906
Class F	$80	$249	$433	$966

MFS Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

MFS Total Return Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MFS Total Return Portfolio

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

As of December 31, 2006, MFS managed approximately $187.3 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an MFS Senior Vice President. The team is comprised of Michael W. Roberge, an MFS Executive Vice President; Kenneth J. Enright, Steven R. Gorham and Richard O. Hawkins, each an MFS Senior Vice President; and Nevin P. Chitkara and William P. Douglas, each an MFS Vice President.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Large Cap Value Equities portion of the Portfolio along with Mr. Taylor.

MFS Total Return Portfolio

Mr. Gorham has been employed in the MFS investment management area since 1992; Mr. Chitkara, since 1997. Mr. Enright is responsible for the Multi-Cap Value Equities portion of the Portfolio. Mr. Enright has been employed in the MFS investment management area since 1986. Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1998. Mr. Douglas is responsible for the Mortgage Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective May 1, 2006, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. Prior to May 1, 2006, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio’s average daily net assets. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.52% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, LLC (formerly known as BlackRock Advisors, Inc.) (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2006, the duration of this index was 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•

Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•

The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.14% for the second quarter of 1997, and the lowest quarterly return was -2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class A	4.41%	5.09%	6.15%	—	—
Class B	4.14%	4.82%	N/A	5.17%	5-1-01
Class E	4.26%	N/A	N/A	4.95%	4-23-02
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%	—	—

BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.39%		0.39%		0.39%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses(2)	0.46%		0.71%		0.61%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.45%		0.70%		0.60%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.325% for the amounts over $1 billion but less than $2 billion.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$46	$147	$257	$578
Class B	$72	$226	$394	$882
Class E	$61	$194	$339	$761

BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Bond Income Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Bond Income Portfolio

not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates.

BlackRock Bond Income Portfolio

The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through

BlackRock Bond Income Portfolio

the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.1 trillion as of December 31, 2006. BlackRock is located at 40 East 52nd Street, New York, New York 10022.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Keith Anderson, Scott Amero, Andrew J. Phillips and Matthew Marra. Messrs. Anderson and Amero lead BlackRock’s Fixed Income Team. The Fixed Income Team consists of 90 portfolio managers and 50 research analysts dedicated to fixed income. The Fixed Income Team uses an approach that leverages the individual expertise of the team members. As part of the portfolio management process, the Fixed Income Team utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Anderson has been a Vice Chairman of BlackRock, Inc. since 2006 and was a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, from 1988 to 2006. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc. since 1990. Mr. Amero is a

BlackRock Bond Income Portfolio

senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Phillips has been a Managing Director of BlackRock since 1999. Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Marra has been a member of BlackRock’s fixed income team since 1997 and a Managing Director of BlackRock since 2006. Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with an emphasis on interest rate products.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.39% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. MetLife Investment Advisors Company, LLC (“MLIAC”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MLIAC to, as a group, reflect the composite performance of the Index.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio

the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•

Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. MLIAC was organized on October 3, 2006 to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below reflects results prior to this change.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was -2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Since Inception	Inception Date
Class A	4.12%	4.80%	5.19%	11-9-98
Class B	3.81%	4.53%	4.79%	1-2-01
Class E	3.88%	4.63%	4.94%	5-1-01
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	5.67%	—

Index since inception return based on Class A inception date.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(2)	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses(2)	0.31%		0.56%		0.46%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.30%		0.55%		0.45%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.244%.
(2)	Restated as if current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$31	$99	$173	$392
Class B	$56	$178	$312	$700
Class E	$46	$147	$257	$578

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the portfolio manager of the Portfolio. Tomas Cambara is the assistant portfolio manager of the Portfolio. Ms. Lituchy, Ms. Lau and Mr. Cambara joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Lehman Brothers Aggregate Bond Index Portfolio

business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC, Ms. Lau is an Associate Director of MLIAC and Mr. Cambara is an Associate of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau has been the portfolio manager of the Portfolio since 2002. She is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Ms. Lau is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

Tomas Cambara has been the assistant portfolio manager of the Portfolio since April 30, 2007. He is responsible for assisting the portfolio manager in all aspects of the portfolio management process, including trading, portfolio analysis, daily performance reporting and cash management. He is also an Associate in the Investments Department of Metropolitan Life. Mr. Cambara has been at Metropolitan Life since 1986.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by each Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

Dividends and Capital Gain Distributions

Currently, each Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of failure.

Under Treasury regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

Since the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with

Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2006) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP (“D&T”). D&T’s report with respect to each Portfolio of the Fund dated February 19, 2007, along with such Portfolios’ financial statements, are included in the Fund’s annual report for the period ended December 31, 2006, which is available upon request.

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.56	$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.20	0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) of investments	2.10	0.51	1.29	2.71	(2.06)

Total from investment operations	2.30	0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.18)	(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.05)	(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$13.81	$12.56	$12.11	$10.67	$7.95

Total Return (%)	19.3	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	0.83	0.89	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.69	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$48,176	$38,850	$37,259	$33,113	$4,642

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.50	$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.14	0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) of investments	2.13	0.53	1.33	2.76	(0.36)

Total from investment operations	2.27	0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.15)	(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.02)	(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$13.75	$12.50	$12.07	$10.66	$7.95

Total Return (%)	19.1	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.07	1.08	1.14	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	1.46	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$111,007	$36,725	$15,880	$61	$1

(a)	Commencement of operations was May 1, 2002 and July 30, 2002 for Classes A and B, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.52	$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.14	0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) of investments	2.14	0.49	1.30	2.72	(2.04)

Total from investment operations	2.28	0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.03)	(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$13.77	$12.52	$12.08	$10.66	$7.95

Total Return (%)	19.2	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.97	0.98	1.04	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	1.55	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$109,920	$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations was May 1, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.70	$20.37	$18.72	$13.86	$20.74

Income From Investment Operations
Net investment income	0.06	0.04	0.08	0.00	0.01
Net realized and unrealized gain (loss) of investments	0.84	1.37	1.57	4.87	(6.89)

Total from investment operations	0.90	1.41	1.65	4.87	(6.88)

Less Distributions
Distributions from net investment income	(0.03)	(0.08)	0.00	(0.01)	0.00

Total distributions	(0.03)	(0.08)	0.00	(0.01)	0.00

Net Asset Value, End of Period	$22.57	$21.70	$20.37	$18.72	$13.86

Total Return (%)	4.1	7.0	8.8	35.2	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.80	0.80	0.82	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.76	0.76	0.80	N/A
Ratio of net investment income to average net assets (%)	0.24	0.15	0.39	0.00	0.05
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$401,398	$468,532	$510,771	$539,840	$449,676

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$21.36	$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	0.00	(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	0.83	1.38	1.51	4.81	(0.98)

Total from investment operations	0.83	1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00

Total distributions	0.00	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$22.19	$21.36	$20.04	$18.46	$13.65

Total Return (%)	3.9	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.01	1.01	1.05	N/A
Ratio of net investment income (loss) to average net assets (%)	0.00	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$43,334	$36,798	$28,818	$89	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.51	$20.19	$18.59	$13.78	$20.64

Income From Investment Operations
Net investment income (loss)	0.02	0.00	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	0.84	1.38	1.54	4.83	(6.85)

Total from investment operations	0.86	1.38	1.60	4.81	(6.86)

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	0.00

Total distributions	0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$22.37	$21.51	$20.19	$18.59	$13.78

Total Return (%)	4.0	6.9	8.6	34.9	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.95	0.95	0.97	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.91	0.91	0.91	0.95	N/A
Ratio of net investment income (loss) to average net assets (%)	0.09	0.00	0.29	(0.14)	(0.06)
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$43,653	$45,163	$47,251	$37,288	$15,218

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.91		$28.23	$25.27	$19.39	$23.39

Income From Investment Operations
Net investment income	0.32	(e)	0.25	0.15	0.21	0.17
Net realized and unrealized gain (loss) of investments	4.16	(e)	2.63	2.96	5.75	(3.98)

Total from investment operations	4.48		2.88	3.11	5.96	(3.81)

Less Distributions
Distributions from net investment income	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Total distributions	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Net Asset Value, End of Period	$35.12		$30.91	$28.23	$25.27	$19.39

Total Return (%)	14.6		10.3	12.4	30.9	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.76	0.78	0.79	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76		0.76	0.77	0.79	0.78
Ratio of net investment income to average net assets (%)	0.99		1.05	0.97	0.95	0.79
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$2,410,877		$1,759,491	$1,413,953	$844,547	$675,704

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$30.71		$28.07	$25.18	$19.33	$19.64

Income From Investment Operations
Net investment income	0.24	(e)	0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) of investments	4.14	(e)	2.62	2.86	5.85	(0.35)

Total from investment operations	4.38		2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Total distributions	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$34.89		$30.71	$28.07	$25.18	$19.33

Total Return (%)	14.3		10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01		1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	0.74		0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$388,739		$202,221	$56,301	$547	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts based on average shares outstanding during the period.

Davis Venture Value Portfolio

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.76		$28.09	$25.18	$19.33	$23.35

Income From Investment Operations
Net investment income	0.27	(b)	0.27	0.23	0.14	0.16
Net realized and unrealized gain (loss) of investments	4.14	(b)	2.56	2.82	5.78	(4.01)

Total from investment operations	4.41		2.83	3.05	5.92	(3.85)

Less Distributions
Distributions from net investment income	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Total distributions	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Net Asset Value, End of Period	$34.94		$30.76	$28.09	$25.18	$19.33

Total Return (%)	14.4		10.1	12.1	30.7	(16.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.91	0.93	0.94	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.91		0.91	0.92	0.94	0.93
Ratio of net investment income to average net assets (%)	0.84		0.88	0.85	0.81	0.64
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$1,297,477		$1,179,405	$1,189,119	$754,011	$223,228

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Per share amounts based on average shares outstanding during the period.

Harris Oakmark Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.09	$13.37	$12.06	$9.61	$11.56

Income From Investment Operations
Net investment income	0.12	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) of investments	2.24	(0.30)	1.27	2.38	(1.66)

Total from investment operations	2.36	(0.19)	1.37	2.45	(1.60)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.06)	0.00	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.11)	(0.09)	(0.06)	0.00	(0.35)

Net Asset Value, End of Period	$15.34	$13.09	$13.37	$12.06	$9.61

Total Return (%)	18.1	(1.4)	11.4	25.5	(14.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.78	0.79	0.83	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	0.78	0.78	0.81	0.82
Ratio of net investment income to average net assets (%)	0.93	0.86	0.80	0.70	0.68
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$428,203	$355,707	$341,632	$296,728	$228,544

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.02	$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.09	0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	2.22	(0.28)	1.29	2.40	(0.38)

Total from investment operations	2.31	(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.07)	(0.07)	(0.04)	0.00	0.00

Total distributions	(0.07)	(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$15.26	$13.02	$13.31	$12.01	$9.59

Total Return (%)	17.8	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.04	1.03	1.03	1.06	1.07	(c)
Ratio of net investment income to average net assets (%)	0.68	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$154,330	$108,214	$43,136	$1,138	$9

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Large Cap Value Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.04	$13.32	$12.02	$9.59	$11.55

Income From Investment Operations
Net investment income	0.12	0.09	0.07	0.04	0.09
Net realized and unrealized gain (loss) of investments	2.21	(0.30)	1.28	2.39	(1.71)

Total from investment operations	2.33	(0.21)	1.35	2.43	(1.62)

Less Distributions
Distributions from net investment income	(0.09)	(0.07)	(0.05)	0.00	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.09)	(0.07)	(0.05)	0.00	(0.34)

Net Asset Value, End of Period	$15.28	$13.04	$13.32	$12.02	$9.59

Total Return (%)	17.9	(1.5)	11.3	25.3	(14.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.93	0.94	0.98	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.94	0.93	0.93	0.96	0.97
Ratio of net investment income to average net assets (%)	0.77	0.70	0.68	0.60	0.67
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$135,484	$137,739	$147,376	$99,196	$24,936

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.20	$32.27	$29.45	$23.41	$30.60

Income From Investment Operations
Net investment income	0.58	0.55	0.54	0.38	0.35
Net realized and unrealized gain (loss) of investments	4.37	0.90	2.54	6.11	(7.09)

Total from investment operations	4.95	1.45	3.08	6.49	(6.74)

Less Distributions
Distributions from net investment income	(0.70)	(0.52)	(0.26)	(0.45)	(0.23)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.89)	(0.52)	(0.26)	(0.45)	(0.45)

Net Asset Value, End of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Total Return (%)	15.5	4.6	10.5	28.2	(22.3)
Ratio of operating expenses to average net assets (%)	0.30	0.29	0.30	0.31	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.31	0.29	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.63	1.59	1.73	1.48	1.30
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$4,125,102	$3,942,484	$4,139,893	$3,931,839	$2,725,874

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$32.41	$31.52	$28.80	$22.92	$30.03

Income From Investment Operations
Net investment income	0.47	0.39	0.41	0.34	0.23
Net realized and unrealized gain (loss) of investments	4.28	0.95	2.53	5.95	(6.90)

Total from investment operations	4.75	1.34	2.94	6.29	(6.67)

Less Distributions
Distributions from net investment income	(0.59)	(0.45)	(0.22)	(0.41)	(0.22)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.78)	(0.45)	(0.22)	(0.41)	(0.44)

Net Asset Value, End of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Total Return (%)	15.2	4.4	10.3	27.9	(22.5)
Ratio of operating expenses to average net assets (%)	0.55	0.54	0.55	0.56	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	056	0.54	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.38	1.36	1.59	1.24	1.17
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$991,777	$765,425	$508,908	$251,793	$88,517

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.04	$32.11	$29.33	$23.34	$30.54

Income From Investment Operations
Net investment income	0.52	0.47	0.47	0.40	0.31
Net realized and unrealized gain (loss) of investments	4.35	0.93	2.56	6.02	(7.06)

Total from investment operations	4.87	1.40	3.03	6.42	(6.75)

Less Distributions
Distributions from net investment income	(0.63)	(0.47)	(0.25)	(0.43)	(0.23)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.82)	(0.47)	(0.25)	(0.43)	(0.45)

Net Asset Value, End of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Total Return (%)	15.3	4.5	10.4	28.0	(22.4)
Ratio of operating expenses to average net assets (%)	0.45	0.44	0.45	0.46	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.46	0.44	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.48	1.44	1.67	1.34	1.36
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$291,417	$287,568	$293,266	$142,284	$25,624

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.47	$16.34	$14.01	$10.41	$14.66

Income From Investment Operations
Net investment income (loss)	0.01	0.02	0.08	(0.03)	(0.03)
Net realized and unrealized gain (loss) of investments	2.06	1.11	2.33	3.63	(4.22)

Total from investment operations	2.07	1.13	2.41	3.60	(4.25)

Less Distributions
Distributions from net investment income	0.00 (a)	0.00	(0.08)	0.00	0.00

Total distributions	0.00	0.00	(0.08)	0.00	0.00

Net Asset Value, End of Period	$19.54	$17.47	$16.34	$14.01	$10.41

Total Return (%)	11.9	6.9	17.2	34.6	(29.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	0.75	0.77	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.68	0.70	0.76	N/A
Ratio of net investment income (loss) to average net assets (%)	0.07	0.11	0.53	(0.24)	(0.27)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$981,804	$924,602	$963,074	$873,202	$681,221

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.13	$16.06	$13.79	$10.27	$14.50

Income From Investment Operations
Net investment income (loss)	(0.02)	(0.01)	0.09	(0.05)	(0.06)
Net realized and unrealized gain (loss) of investments	2.00	1.08	2.23	3.57	(4.17)

Total from investment operations	1.98	1.07	2.32	3.52	(4.23)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.05)	0.00	0.00

Total distributions	0.00	0.00	(0.05)	0.00	0.00

Net Asset Value, End of Period	$19.11	$17.13	$16.06	$13.79	$10.27

Total Return (%)	11.6	6.7	16.8	34.2	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.00	1.00	1.02	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.93	0.95	1.01	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.13)	0.44	(0.48)	(0.52)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$67,334	$47,699	$36,819	$13,849	$9,037

(a)	Distributions for the period were less than $0.01.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.29	$16.19	$13.90	$10.33	$14.58

Income From Investment Operations
Net investment income (loss)	(0.02)	(0.01)	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) of investments	2.04	1.11	2.28	3.60	(4.24)

Total from investment operations	2.02	1.10	2.35	3.57	(4.25)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.06)	0.00	0.00

Total distributions	0.00	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$19.31	$17.29	$16.19	$13.90	$10.33

Total Return (%)	11.7	6.7	17.0	34.6	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.90	0.90	0.92	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.88	0.83	0.85	0.91	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.04)	0.55	(0.37)	(0.34)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$38,839	$38,193	$40,402	$12,991	$3,605

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Focused Value Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$265.37	$243.86	$224.26	$169.33	$186.12

Income From Investment Operations
Net investment income	1.41	0.78	0.23	0.24	0.27
Net realized and unrealized gain (loss) of investments	28.89	23.48	21.85	54.97	(16.70)

Total from investment operations	30.30	24.26	22.08	55.21	(16.43)

Less Distributions
Distributions from net investment income	(0.83)	(0.11)	(0.10)	(0.28)	(0.36)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(26.44)	(2.75)	(2.48)	(0.28)	(0.36)

Net Asset Value, End of Period	$269.23	$265.37	$243.86	$224.26	$169.33

Total Return (%)	12.5	10.0	9.9	32.7	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.77	0.78	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.78	0.77	0.78	0.78	0.82
Ratio of net investment income to average net assets (%)	0.60	0.35	0.15	0.14	0.22
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$1,230,429	$1,024,615	$809,906	$614,742	$438,359

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$260.34	$239.96	$221.17	$167.26	$184.25

Income From Investment Operations
Net investment income (loss)	0.91	0.22	(0.24)	0.01	0.16
Net realized and unrealized gain (loss) of investments	28.36	22.80	21.41	54.02	(16.83)

Total from investment operations	29.27	23.02	21.17	54.03	(16.67)

Less Distributions
Distributions from net investment income	(0.24)	0.00	0.00	(0.12)	(0.32)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(25.85)	(2.64)	(2.38)	(0.12)	(0.32)

Net Asset Value, End of Period	$263.76	$260.34	$239.96	$221.17	$167.26

Total Return (%)	12.2	9.7	9.7	32.3	(9.1)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.02	1.03	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.03	1.02	1.03	1.03	1.07
Ratio of net investment income (loss) to average net assets (%)	0.35	0.10	(0.09)	(0.13)	(0.06)
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$665,313	$613,215	$578,991	$540,656	$140,273

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Focused Value Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$262.59	$241.77	$222.60	$168.22	$185.17

Income From Investment Operations
Net investment income	1.21	0.49	0.04	0.07	0.25
Net realized and unrealized gain (loss) of investments	28.59	22.97	21.51	54.47	(16.85)

Total from investment operations	29.80	23.46	21.55	54.54	(16.60)

Less Distributions
Distributions from net investment income	(0.45)	0.00	0.00	(0.16)	(0.35)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(26.06)	(2.64)	(2.38)	(0.16)	(0.35)

Net Asset Value, End of Period	$266.33	$262.59	$241.77	$222.60	$168.22

Total Return (%)	12.3	9.8	9.8	32.5	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.92	0.93	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.93	0.92	0.93	0.93	0.97
Ratio of net investment income (loss) to average net assets (%)	0.44	0.19	0.00	(0.03)	0.05
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$274,828	$290,264	$280,856	$204,755	$74,818

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.43	$13.71	$11.90	$8.87	$10.46

Income From Investment Operations
Net investment income	0.18	0.15	0.11	0.08	0.05
Net realized and unrealized gain (loss) of investments	1.27	1.40	1.79	3.00	(1.60)

Total from investment operations	1.45	1.55	1.90	3.08	(1.55)

Less Distributions
Distributions from net investment income	(0.19)	(0.10)	(0.06)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.24)	(0.83)	(0.09)	(0.05)	(0.04)

Net Asset Value, End of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Total Return (%)	10.1	12.3	16.0	35.0	(14.9)
Ratio of operating expenses to average net assets (%)	0.33	0.34	0.35	0.40	0.43
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	0.34	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.28	1.18	0.85	0.85	0.70
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$261,588	$232,461	$197,642	$180,211	$117,340

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.32	$13.61	$11.83	$8.83	$10.43

Income From Investment Operations
Net investment income	0.14	0.11	0.06	0.05	0.03
Net realized and unrealized gain (loss) of investments	1.26	1.40	1.79	2.99	(1.60)

Total from investment operations	1.40	1.51	1.85	3.04	(1.57)

Less Distributions
Distributions from net investment income	(0.14)	(0.07)	(0.04)	(0.04)	(0.03)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.19)	(0.80)	(0.07)	(0.04)	(0.03)

Net Asset Value, End of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Total Return (%)	9.8	12.0	15.7	34.5	(15.1)
Ratio of operating expenses to average net assets (%)	0.58	0.59	0.60	0.65	0.68
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.59	0.59	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.03	0.94	0.61	0.61	0.46
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$157,773	$111,361	$64,207	$31,858	$12,790

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.37	$13.65	$11.86	$8.85	$10.45

Income From Investment Operations
Net investment income	0.17	0.14	0.08	0.06	0.05
Net realized and unrealized gain (loss) of investments	1.24	1.39	1.79	3.00	(1.61)

Total from investment operations	1.41	1.53	1.87	3.06	(1.56)

Less Distributions
Distributions from net investment income	(0.16)	(0.08)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.21)	(0.81)	(0.08)	(0.05)	(0.04)

Net Asset Value, End of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Total Return (%)	9.9	12.2	15.9	34.8	(15.0)
Ratio of operating expenses to average net assets (%)	0.48	0.49	0.50	0.55	0.58
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.49	0.49	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.12	1.03	0.71	0.71	0.62
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$70,162	$66,712	$62,530	$49,881	$9,804

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.55	$19.17	$16.62	$11.07	$14.13

Income From Investment Operations
Net investment income (loss)	0.08	0.08	0.00	(0.01)	(0.04)
Net realized and unrealized gain (loss) of investments	2.84	0.57	2.55	5.56	(2.95)

Total from investment operations	2.92	0.65	2.55	5.55	(2.99)

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.73)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.74	$18.55	$19.17	$16.62	$11.07

Total Return (%)	16.7	4.2	15.3	50.1	(21.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.89	0.89	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.85	0.84	0.87	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.48	0.42	(0.03)	(0.10)	(0.28)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$609,877	$604,086	$666,800	$561,245	$319,202

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.35	$19.02	$16.53	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.04	0.03	0.00	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	2.81	0.57	2.49	5.50	(3.01)

Total from investment operations	2.85	0.60	2.49	5.49	(3.01)

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.69)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.51	$18.35	$19.02	$16.53	$11.04

Total Return (%)	16.4	3.9	15.1	49.7	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.14	1.14	1.18	1.20
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.10	1.09	1.12	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.26	0.20	(0.09)	(0.26)	(0.53)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$169,004	$116,849	$58,676	$1,120	$10

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.41	$19.06	$16.55	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.06	0.05	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	2.82	0.57	2.53	5.53	(3.00)

Total from investment operations	2.88	0.62	2.51	5.51	(3.01)

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.71)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.58	$18.41	$19.06	$16.55	$11.04

Total Return (%)	16.6	4.0	15.2	49.9	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	1.04	1.08	1.10
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.00	0.99	1.02	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.32	0.27	(0.16)	(0.22)	(0.43)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$252,705	$253,532	$273,771	$178,240	$56,055

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.92	$14.01	$11.95	$8.25	$10.43

Income From Investment Operations
Net investment income	0.18 (a)	0.14	0.12	0.08	0.08
Net realized and unrealized gain (loss) of investments	2.30 (a)	0.40	2.00	3.69	(2.20)

Total from investment operations	2.48	0.54	2.12	3.77	(2.12)

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.06)	(0.07)	(0.05)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.72)	(0.63)	(0.06)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Total Return (%)	18.0	4.5	17.8	46.1	(20.5)
Ratio of operating expenses to average net assets (%)	0.35	0.35	0.37	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	0.36	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.21	1.10	0.97	0.89	0.99
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$331,568	$266,467	$254,898	$216,744	$131,184

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.73	$13.82	$11.80	$8.16	$10.33

Income From Investment Operations
Net investment income	0.14 (a)	0.10	0.08	0.05	0.05
Net realized and unrealized gain (loss) of investments	2.25 (a)	0.41	1.98	3.65	(2.17)

Total from investment operations	2.39	0.51	2.06	3.70	(2.12)

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	(0.04)	(0.06)	(0.04)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.68)	(0.60)	(0.04)	(0.06)	(0.05)

Net Asset Value, End of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Total Return (%)	17.6	4.3	17.4	45.7	(20.6)
Ratio of operating expenses to average net assets (%)	0.60	0.60	0.62	0.72	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	0.61	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.97	0.87	0.77	0.64	0.79
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$159,003	$108,689	$76,322	$39,911	$13,267

(a)	Per share amounts based on average shares outstanding during the period.

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.87	$13.95	$11.92	$8.23	$10.42

Income From Investment Operations
Net investment income	0.16 (a)	0.13	0.09	0.07	0.07
Net realized and unrealized gain (loss) of investments	2.28 (a)	0.40	1.99	3.69	(2.20)

Total from investment operations	2.44	0.53	2.08	3.76	(2.13)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.05)	(0.07)	(0.05)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.70)	(0.61)	(0.05)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Total Return (%)	17.7	4.4	17.5	46.0	(20.6)
Ratio of operating expenses to average net assets (%)	0.50	0.50	0.52	0.62	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	0.51	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.05	0.95	0.82	0.74	1.08
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$55,208	$49,489	$51,061	$38,059	$6,259

(a)	Per share amounts based on average shares outstanding during the period.

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.13	$13.63	$12.27	$8.71	$11.89

Income From Investment Operations
Net investment loss	(0.03)	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	0.62	1.52	1.40	3.60	(3.14)

Total from investment operations	0.59	1.50	1.36	3.56	(3.18)

Net Asset Value, End of Period	$15.72	$15.13	$13.63	$12.27	$8.71

Total Return (%)	3.9	11.0	11.1	40.9	(26.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	0.60	0.60	0.63	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	0.59	0.60	0.63	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.60	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.19)	(0.14)	(0.31)	(0.39)	(0.38)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$349,258	$318,845	$312,834	$297,728	$210,410

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$14.88	$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	0.59	1.48	1.36	3.53	(0.07)

Total from investment operations	0.54	1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$15.42	$14.88	$13.44	$12.11	$8.59

Total Return (%)	3.6	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.84	0.85	0.88	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.85	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.44)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$45,213	$30,357	$15,516	$152	$3

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.95	$13.49	$12.15	$8.64	$11.80

Income From Investment Operations
Net investment loss	(0.06)	(0.04)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.61	1.50	1.39	3.54	(3.14)

Total from investment operations	0.55	1.46	1.34	3.51	(3.16)

Net Asset Value, End of Period	$15.50	$14.95	$13.49	$12.15	$8.64

Total Return (%)	3.7	10.8	11.0	40.6	(26.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.74	0.75	0.78	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.74	0.74	0.75	0.78	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.75	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.35)	(0.30)	(0.45)	(0.52)	(0.53)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$18,497	$19,910	$18,321	$11,353	$1,809

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.95		$11.64	$9.80	$7.26	$8.75

Income From Investment Operations
Net investment income	0.35	(a)	0.25	0.21	0.14	0.10
Net realized and unrealized gain (loss) of investments	2.95	(a)	1.26	1.70	2.54	(1.55)

Total from investment operations	3.30		1.51	1.91	2.68	(1.45)

Less Distributions
Distributions from net investment income	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)

Total distributions	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)

Net Asset Value, End of Period	$16.00		$12.95	$11.64	$9.80	$7.26

Total Return (%)	25.7		13.2	19.6	37.6	(16.6)
Ratio of operating expenses to average net assets (%)	0.49		0.51	0.59	0.71	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.50		0.51	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	2.46		2.19	2.01	1.85	1.43
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$320,845		$242,623	$210,034	$176,835	$112,325

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.76		$11.48	$9.68	$7.18	$8.66

Income From Investment Operations
Net investment income	0.31	(a)	0.19	0.12	0.11	0.06
Net realized and unrealized gain (loss) of investments	2.91	(a)	1.27	1.74	2.51	(1.50)

Total from investment operations	3.22		1.46	1.86	2.62	(1.44)

Less Distributions
Distributions from net investment income	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)

Total distributions	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)

Net Asset Value, End of Period	$15.76		$12.76	$11.48	$9.68	$7.18

Total Return (%)	25.5		12.9	19.3	37.2	(16.8)
Ratio of operating expenses to average net assets (%)	0.74		0.76	0.84	0.96	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.75		0.76	N/A	N/A	1.04
Ratio of net investment income to average net assets (%)	2.18		1.86	1.60	1.45	1.11
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$231,042		$145,077	$73,707	$27,933	$9,654

(a)	Per share amounts based on average shares outstanding during the period.

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.90		$11.59	$9.77	$7.25	$8.74

Income From Investment Operations
Net investment income	0.33	(a)	0.26	0.19	0.13	0.06
Net realized and unrealized gain (loss) of investments	2.94	(a)	1.23	1.70	2.52	(1.51)

Total from investment operations	3.27		1.49	1.89	2.65	(1.45)

Less Distributions
Distributions from net investment income	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)

Total distributions	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)

Net Asset Value, End of Period	$15.93		$12.90	$11.59	$9.77	$7.25

Total Return (%)	25.6		13.0	19.4	37.3	(16.7)
Ratio of operating expenses to average net assets (%)	0.64		0.66	0.74	0.86	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.65		0.66	N/A	N/A	0.94
Ratio of net investment income to average net assets (%)	2.32		2.05	1.91	1.42	1.02
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$82,835		$74,489	$73,449	$54,269	$9,838

(a)	Per share amounts based on average shares outstanding during the period.

MFS Total Return Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$147.99	$147.96	$138.13	$119.83	$141.92

Income From Investment Operations
Net investment income	4.32	3.84	3.60	3.30	3.89
Net realized and unrealized gain (loss) of investments	13.06	0.46	11.53	16.79	(10.18)

Total from investment operations	17.38	4.30	15.13	20.09	(6.29)

Less Distributions
Distributions from net investment income	(5.49)	(2.61)	(4.52)	(1.79)	(4.47)
Distributions from net realized capital gains	(3.43)	(1.66)	(0.78)	0.00	(11.33)

Total distributions	(8.92)	(4.27)	(5.30)	(1.79)	(15.80)

Net Asset Value, End of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Total Return (%)	12.2	3.1	11.3	17.0	(5.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	0.66	0.64	0.69	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.58	0.65	0.63	0.69	N/A
Ratio of net investment income to average net assets (%)	2.74	2.53	2.60	2.55	2.98
Portfolio turnover rate (%)	55	47	89	62	91
Net assets, end of period (000)	$279,698	$261,653	$268,870	$148,601	$133,092

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$146.58	$146.59	$136.93	$119.01	$129.24

Income From Investment Operations
Net investment income	3.71	2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) of investments	13.15	1.16	11.01	17.11	(11.22)

Total from investment operations	16.86	3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(4.99)	(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(3.43)	(1.66)	(0.78)	0.00	0.00

Total distributions	(8.42)	(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Total Return (%)	11.9	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.90	0.88	0.94	N/A
Ratio of net investment income to average net assets (%)	2.50	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	55	47	89	62	91	(c)
Net assets, end of period (000)	$210,529	$158,528	$103,373	$29,582	$7,168

(a)	Commencement of operation was May 1, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MFS Total Return Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.27	3.46	2.33
Net realized and unrealized gain on investments	12.81	0.60	9.35

Total from investment operations	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(3.43)	(1.66)	0.00

Total distributions	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$155.83	$147.36	$147.29

Total Return (%)	12.0	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.57	2.38	2.57	(c)
Portfolio turnover rate (%)	55	47	89	(c)
Net assets, end of period (000)	$85,327	$90,637	$89,519

	Class F
	Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$143.80

Income From Investment Operations
Net investment income	2.69
Net realized and unrealized gain on investments	8.90

Total from investment operations	11.59

Net Asset Value, End of Period	$155.39

Total Return (%)	8.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)
Ratio of net investment income to average net assets (%)	2.67	(c)
Portfolio turnover rate (%)	55
Net assets, end of period (000)	$1,398,437

(a)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$110.48	$113.72	$115.62	$112.74	$109.33

Income From Investment Operations
Net investment income	4.55	4.69	4.44	4.55	5.30
Net realized and unrealized gain (loss) of investments	0.01	(2.06)	0.41	1.93	3.57

Total from investment operations	4.56	2.63	4.85	6.48	8.87

Less Distributions
Distributions from net investment income	(6.31)	(4.55)	(4.76)	(3.60)	(5.46)
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.42)	(5.87)	(6.75)	(3.60)	(5.46)

Net Asset Value, End of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Total Return (%)	4.4	2.4	4.4	5.9	8.5
Ratio of operating expenses to average net assets (%)	0.46	0.47	0.46	0.47	0.51
Ratio of net investment income to average net assets (%)	4.28	3.96	3.57	3.69	4.53
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$962,770	$763,205	$814,560	$881,513	$939,369

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$109.20	$112.47	$114.51	$111.84	$108.70

Income From Investment Operations
Net investment income	4.54	4.06	3.78	3.57	5.41
Net realized and unrealized gain (loss) of investments	(0.32)	(1.72)	0.73	2.58	3.11

Total from investment operations	4.22	2.34	4.51	6.15	8.52

Less Distributions
Distributions from net investment income	(5.95)	(4.29)	(4.56)	(3.48)	(5.38)
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.06)	(5.61)	(6.55)	(3.48)	(5.38)

Net Asset Value, End of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Total Return (%)	4.1	2.2	4.2	5.6	8.2
Ratio of operating expenses to average net assets (%)	0.71	0.72	0.71	0.72	0.76
Ratio of net investment income to average net assets (%)	4.04	3.73	3.35	3.40	4.28
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$292,377	$235,057	$143,107	$91,135	$47,690

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$109.73	$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	7.07	4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) of investments	(2.71)	(1.89)	1.12	3.09	5.42

Total from investment operations	4.36	2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(6.09)	(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.20)	(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Total Return (%)	4.3	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.61	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	4.16	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$308,901	$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations was April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.81		$11.02	$10.93	$11.17	$10.46

Income From Investment Operations
Net investment income	0.49	(a)	0.49	0.46	0.45	0.47
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.27)	(0.02)	(0.06)	0.57

Total from investment operations	0.42		0.22	0.44	0.39	1.04

Less Distributions
Distributions from net investment income	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Total distributions	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Net Asset Value, End of Period	$10.76		$10.81	$11.02	$10.93	$11.17

Total Return (%)	4.1		2.1	4.1	3.6	10.2
Ratio of operating expenses to average net assets (%)	0.31		0.31	0.32	0.34	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.32		0.31	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.64		4.30	4.42	4.44	5.14
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$511,541		$524,878	$550,456	$500,629	$346,774

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.66		$10.87	$10.79	$11.04	$10.37

Income From Investment Operations
Net investment income	0.46	(a)	0.36	0.36	0.40	0.38
Net realized and unrealized gain (loss) of investments	(0.08	)(a)	(0.16)	0.04	(0.04)	0.61

Total from investment operations	0.38		0.20	0.40	0.36	0.99

Less Distributions
Distributions from net investment income	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Total distributions	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Net Asset Value, End of Period	$10.60		$10.66	$10.87	$10.79	$11.04

Total Return (%)	3.8		1.9	3.8	3.4	9.9
Ratio of operating expenses to average net assets (%)	0.56		0.56	0.57	0.59	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.57		0.56	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.40		4.06	4.16	4.20	4.89
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$469,212		$354,652	$170,958	$73,938	$45,788

(a)	Per share amounts based on average shares outstanding during the period.

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.77		$10.97	$10.89	$11.14	$10.45

Income From Investment Operations
Net investment income	0.47	(a)	0.46	0.44	0.52	0.45
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.25)	(0.02)	(0.15)	0.57

Total from investment operations	0.40		0.21	0.42	0.37	1.02

Less Distributions
Distributions from net investment income	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Total distributions	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Net Asset Value, End of Period	$10.71		$10.77	$10.97	$10.89	$11.14

Total Return (%)	3.9		2.0	3.9	3.5	10.1
Ratio of operating expenses to average net assets (%)	0.46		0.46	0.47	0.49	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.47		0.46	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.49		4.15	4.26	4.29	4.90
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$176,149		$190,840	$200,270	$115,749	$32,511

(a)	Per share amounts based on average shares outstanding during the period.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.